NOTE 30. COMMITMENTS	12 Months Ended
Dec. 31, 2020
Notes to Financial Statements
NOTE 30. COMMITMENTS

NOTE 30. COMMITMENTS

(a)	Non-cancellable operating leases

The Group has entered into a one year commercial lease of total A$17,644 (2019:NIL) for rental accommodations.

(b)	License Agreement with Versitech Limited

In September 2015, Versitech Limited ("Versitech") and a former subsidiary Marvel Digital Limited ("MDL") entered into a License Agreement in respect to the sharing of income arising from the intellectual property rights in the video encoding and transmission worldwide. The agreement provided MDL and its affiliates for the term an exclusive and royalty-bearing license under the patent rights owned by Versitech to develop, make, have made, use, sell, offer to sell, lease, import, export or otherwise dispose of licensed product in 3D video encoding and transmission worldwide and with the right to grant sublicense pursuant to the terms of the agreement. MDL shall pay an upfront payment in the amount of HK$100,000 and a running royalty of 3% of net sales ("3% Royalty") on licensed product and licensed process by MDL and its affiliates and sublicensee. Beginning in 2019, the royalty will be the greater of 3% Royalty and HK$200,000 each year. MDL shall also pay Versitech a total of 15% of all sublicense income received by MDL or any of its affiliates. In addition, there are milestone payments payable to Versitech Limited upon the event when cumulative gross revenue arising from the licensed products reaching certain levels with the maximum cumulative total milestone payments of HK$2,000,000. This project was originally derived from an earlier agreement entered into among the Government of the Hong Kong Special Administrative Region, MDL and the University of Hong Kong ("HKU") under the Innovation and Technology Fund University-Industry Collaboration Programme entitled "Content Generation and Processing Technologies for 3D/Multiview Images and Videos". Versitech is a wholly-owned subsidiary and the technology transfer arm of HKU.

During the year 2020, there were royalty fee of HK$200,000 paid to Veritech (2019:Nil). There were no sublicense fee paid in both years.

(c)	Capital commitments

As of December 31, 2020, the Group had internal capital commitments for the investments in two P.R.C. subsidiaries of RMB14,620,859 (approximately A$2,901,071) (2019: A$1,755,456).

(d)	Share commitments

On April 29, 2019, the Company and Teko International Limited ("Teko") entered into a distribution rights agreement for the territory of Hong Kong and Guangzhou Province, China ("Territories") for a proprietary conductive film and 3rd generation Polymer Dispersed Liquid Crystal ("PDLC") film. Pursuant to the Agreement, the Company shall pay 50,000 IMTE shares upon the commissioning of one (1) lamination line, (ii) for each of the next 3 years after the commissioning of the manufacturing line, IMTE shall pay Teko 50,000 IMTE shares should the annual revenue reach US$10 million or 100,000 IMTE shares should the revenue reach US$20 million, and (iii) 50,000 IMTE shares for each additional lamination line installed. In addition, for managing the operations, the Company will pay to Teko 25% of the net profits from the sale of the PDLC film products and the lamination operations. Mr. Con Unerkov and Mr. Cecil Ho, both the CEO and CFO, respectively of IMTE, are directors and shareholders of Teko.